Joint Filer Information

Name: Ardsley Partners US Equity UCITS Fund

Address: 262 Harbor Drive, Stamford, Connecticut 06902

Designated Filer: Ardsley Advisory Partners

Issuer & Ticker Symbol: Saba Software, Inc. (SABA)

Date of Event Requiring Statement: August 18, 2014

Signature: ARDSLEY PARTNERS US EQUITY UCITS FUND

BY: Ardsley Advisory Partners, its sub-advisor

BY:/s/ Steven Napoli

Name: Steven Napoli

Title: Partner

Name: Ardsley Partners Fund II, L.P.

Address: 262 Harbor Drive, Stamford, Connecticut 06902

Designated Filer: Ardsley Advisory Partners

Issuer & Ticker Symbol: Saba Software, Inc. (SABA)

Date of Event Requiring Statement: August 18, 2014

Signature: ARDSLEY PARTNERS FUND II, L.P.

BY: Ardsley Partners I, its general partner

BY:/s/ Steven Napoli

Name: Steven Napoli

Title: General Partner

Name: Ardsley Partners Institutional Fund, L.P.

Address: 262 Harbor Drive, Stamford, Connecticut 06902

Designated Filer: Ardsley Advisory Partners

Issuer & Ticker Symbol: Saba Software, Inc. (SABA)

Date of Event Requiring Statement: August 18, 2014

Signature: ARDSLEY PARTNERS II, L.P.

BY: Ardsley Partners I, its general partner

BY:/s/ Steven Napoli

Name: Steven Napoli

Title: General Partner

Joint Filer Information

Name: Ardsley Partners Renewable Energy Fund, L.P.

Address: 262 Harbor Drive, Stamford, Connecticut 06902

Designated Filer: Ardsley Advisory Partners

Issuer & Ticker Symbol: Saba Software, Inc. (SABA)

Date of Event Requiring Statement: August 18, 2014

Signature: ARDSLEY PARTNERS RENEWABLE ENERGY FUND, L.P.

BY: Ardsley Partners I, its general partner

BY:/s/ Steven Napoli

Name: Steven Napoli

Title: General Partner

Name: Ardsley Partners I

Address: 262 Harbor Drive, Stamford, Connecticut 06902

Designated Filer: Ardsley Advisory Partners

Issuer & Ticker Symbol: Saba Software, Inc. (SABA)

Date of Event Requiring Statement: August 18, 2014

Signature: ARDSLEY PARTNERS I

BY:/s/ Steven Napoli

Name: Steven Napoli

Title: General Partner

Name: Philip J. Hempleman, individually

Address: 262 Harbor Drive, Stamford, Connecticut 06902

Designated Filer: Ardsley Advisory Partners

Issuer & Ticker Symbol: Saba Software, Inc. (SABA)

Date of Event Requiring Statement: August 18, 2014

BY:/s/ Steven Napoli*

Steven Napoli

As attorney in fact for

Philip J. Hempleman

*	Evidence of Power of Attorney was filed with the Schedule 13G/A filed on February 15, 2006 (Acc-no: 0000902664-06-000895) and is incorporated by reference into this filing.

**	Intentional misstatements or omissions of facts constitute Federal Criminal Violations.
See 18 U.S.C. 1001 and 15 U.S.C. 78ff(a).

Note: File three copies of this form, one of which must be manually signed.

If space is insufficient, see Instruction 6 for procedure.